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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Hartford Series Fund, Inc. does hereby certify, to such officer's knowledge, that:

         The annual report on Form N-CSR of Hartford Series Fund, Inc. for the period ended December 31, 2006 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: February 12, 2007             By: /s/ David M. Znamierowski
                                        ----------------------------------------
                                        David M. Znamierowski
                                        Its: President


Date: February 12, 2007             By: /s/ Tamara L. Fagely
                                        ----------------------------------------
                                        Tamara L. Fagely
                                        Its: Vice President, Controller and
                                             Treasurer





A signed original of this written statement required by Section 906 has been provided to Hartford Series Fund, Inc. and will be retained by Hartford Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.